Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 18, 1999





                   MARRIOTT RESIDENCE INN II LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



       Delaware                     033-24935                    52-1605434
(State or other jurisdiction    (Commission File Number)      (I.R.S.Employer
  of incorporation or                                        Identification No.)
   organization)



   10400 Fernwood Road, Bethesda, MD                              20817-1109
 (Address of principal executive office)                           (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070





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ITEM 5.       OTHER EVENTS

On May 18, 1999, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Annual Report on Form 10-K. Such a letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

99.4 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Annual Report on Form 10-K for the Year Ended December 31, 1998.

                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 24th day of May, 1999.


                                                 MARRIOTT RESIDENCE INN II
                                                 LIMITED PARTNERSHIP

                                                 By:    RIBM TWO LLC
                                                        General Partner



        May 24, 1999                             By:    /s/ Earla L. Stowe
                                                        Name:    Earla L. Stowe
                                                        Title:   Vice President

                                  EXHIBIT INDEX


Exhibit No.:        Description:
        99.4        Letter from the General  Partner to the Limited  Partners
                    of the Partnership  that  accompanied  the  Partnership's
                    Annual  Report on Form 10-K for the year  ended  December
                    31, 1998.